UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

At joint meetings of the Boards of Alliance Financial Corporation and Alliance Bank, N.A. held on June 26, 2007, John H. Watt, Jr. was unanimously appointed a director of Alliance Financial Corporation and Alliance Bank, N.A. Mr. Watt was not appointed to any committee of the Boards of Directors.

The public announcement regarding Mr. Watt’s appointment was made by means of a news release, the text of which is set forth in Exhibit 99.1 to this Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Alliance Financial Corporation dated July 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: July 2, 2007	By:	/s/ Jack H. Webb

      Jack H. Webb, Chairman,

      President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Alliance Financial Corporation dated July 2, 2007